Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

MCDERMOTT INTERNATIONAL, INC.

AND THE PURCHASERS PARTY HERETO

i

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2019, by and among McDermott International, Inc., a company organized under the laws of the Republic of Panama (the “Company”), and the purchasers specified on the signature pages hereof, including each Person that executes a Joinder Agreement (as defined below) to this Agreement in the form attached hereto as Exhibit C (the “Purchasers”).

WHEREAS, this Agreement is entered into in connection with the agreements to issue Common Shares, Preferred Stock and Warrants (each as defined below) to certain Purchasers pursuant to the Superpriority Senior Secured Credit Agreement, dated October 21, 2019 (the “Credit Agreement”), by and among McDermott Technology (Americas), Inc., a Delaware corporation, McDermott Technology (US), Inc., a Delaware corporation and McDermott Technology, B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, the Company, the lenders party thereto (the “Lenders”), the issuers party thereto (the “Issuers”), Crédit Agricole Corporate and Investment Bank, as administrative agent for the Revolving Facility (as defined in the Credit Agreement) (in such capacity, and together with its successors pursuant to the Credit Agreement, the “Revolving Administrative Agent”) and Barclays Bank PLC as administrative agent for the Term Facility (as defined in the Credit Agreement) (in such capacity, and together with its successors pursuant to the Credit Agreement, the “Term Loan Administrative Agent” and together with the Revolving Administrative Agent, the “Administrative Agents”) and (ii) certain Purchasers pursuant to those certain agreements to cooperate in amending the Credit Agreement, dated as of May 10, 2018, by and among the Company, a syndicate of lenders and letter of credit issuers, and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent, and Barclays Bank PLC, as administrative agent (the “Consent Agreements” and, together with the Credit Agreement, the “Financing Agreements”);

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Financing Agreements; and

WHEREAS, it is a condition to the obligations of the Lenders, the Company, the Issuers and the Administrative Agents under the Credit Agreement and the consenting lenders under the Consent Agreements that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement. The terms set forth below are used herein as so defined:

“Administrative Agents” has the meaning specified therefor in the recitals to this Agreement.

“Affiliate” has the meaning assigned to such term, as of the date hereof, in Rule 405 under the Securities Act.

“Agreement” has the meaning specified therefor in the introductory paragraph to this Agreement.

“Board” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation of Series A Preferred Stock of the Company, dated as of [•], 2019.

“Common Share Price” means the volume weighted average closing price of Common Shares (as reported by the NYSE or, if the NYSE is not the primary securities exchange or market for the Common Shares, such primary securities exchange or market) for the ten (10) trading days immediately preceding the date on which the determination is made (or, if such price is not available, as determined in good faith by the Board).

“Common Shares” means the shares of common stock, par value $1.00 per share, of the Company.

“Company” has the meaning specified therefor in the introductory paragraph to this Agreement.

“Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

“Delay Notice” has the meaning specified therefor in Section 2.02.

“Effective Date” means, with respect to a particular Shelf Registration Statement, the date of effectiveness of such Shelf Registration Statement or, with respect to any prospectus supplement to an already effective Shelf Registration Statement, the date such prospectus supplement is filed.

“Effectiveness Deadline” shall mean (i) in the event that the Registration Statement is not subject to review by the SEC, as promptly as practicable after the filing of the Registration Statement but not later than five (5) Business Days following the date on which the SEC notifies the Company that the Registration Statement is not subject to review and (ii) in the event that the Registration Statement is subject to review by the SEC, the earlier of (x) 90 days after the filing date and (y) 5 Business Days following the date on which the Staff notifies the Company that it has no further comments on the Registration Statement.

“Effectiveness Period” means, with respect to a Shelf Registration Statement, the period beginning on the Effective Date for the Shelf Registration Statement and ending at the time all Registrable Securities the sale or distribution of which is covered by such Shelf Registration Statement shall have ceased to be Registrable Securities.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Financing Agreements” has the meaning specified therefor in the recitals to this Agreement.

“Financing Amendments” has the meaning specified therefor in Section 2.04.

“Governmental Authority” means any federal, state, local or foreign government, or other governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Holder” means the record holder of any Registrable Securities.

“Interruption Period” has the meaning specified therefor in Section 2.04.

“Law” means any statute, law, ordinance, regulation, rule, order, code, governmental restriction, decree, injunction or other requirement of law, or any judicial or administrative interpretation thereof, of any Governmental Authority.

“Lenders” has the meaning specified therefor in the recitals to this Agreement.

“Liquidated Damages Payments” has the meaning specified therefor in Section 2.10(a).

“Losses” has the meaning specified therefor in Section 2.07(a).

“NYSE” means the New York Stock Exchange.

“Permitted Transferee” shall mean, in the event of a transfer or assignment of Registrable Securities by a Purchaser to such Permitted Transferee, (i) an affiliate, nominee, subsidiary, parent, partner, limited partner, retired partner, member, retired member, shareholder or related party of such Purchaser; (ii) such Purchaser’s trust for the benefit of such Purchaser, where such Purchaser is an individual; or (iii) after such assignment or transfer, the Permitted Transferee holds all of such assignor or transferor’s shares and rights to shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations).

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.

“Preferred Shares” means the shares of Series A Preferred Stock of the Company issued pursuant to the Certificate of Designation.

“Purchasers” has the meaning specified therefor in the introductory paragraph to this Agreement.

“Registrable Securities” means, subject to Section 1.02, (i) the Common Shares, (ii) the Preferred Shares and (iii) the Common Shares issued or issuable upon the exercise of the Warrants.

“Registrable Securities Amount” means the calculation based on the product of the Common Share Price times the number of applicable Registrable Securities.

“Registration Default” has the meaning specified therefor in Section 2.10(a).

“Registration Expenses” means the expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Shelf Registration Statement pursuant to Section 2.01, including all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for the Company.

“Resale Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a).

“Revolving Administrative Agent” has the meaning specified therefor in the recitals to this Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means, with respect to any Selling Holder, all underwriting discounts and selling commissions or similar fees or arrangements and related expenses incurred by such Holder in the sale of Registrable Securities by it, transfer taxes and fees and disbursements of counsel to the Selling Holder, except for the reasonable fees and disbursements of counsel for the Selling Holders required to be paid by the Company pursuant to Section 2.07, if applicable.

“Selling Holder” means a Holder who is selling Registrable Securities under a registration statement pursuant to the terms of this Agreement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.07(a).

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect), including the Resale Shelf Registration Statement, a Subsequent Shelf Registration Statement or a prospectus supplement to an already effective Shelf Registration Statement, as applicable.

“Subsequent Shelf Registration Statement” has the meaning specified therefor in Section 2.01(b).

“Term Loan Administrative Agent” has the meaning specified therefor in the recitals to this Agreement.

“Tranche B Funding Date” means the date on which the obligation of certain Lenders to make the Tranche B Term Loans (as defined in the Credit Agreement) become effective.

“Warrants” means the Series B warrants of the Company and all warrants issued upon division or combination of, or in substitution for such warrants, issued pursuant to the Warrant Agreement, to be dated as of the Tranche B Funding Date, among the Company, Computershare Inc. and Computershare Trust Company, N.A. (the “Warrant Agreement”).

Section 1.02. Registrable Securities. Any Registrable Security shall cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering the sale or distribution of such Registrable Security becomes or has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been sold or disposed of (excluding transfers or assignments by a Holder to an Affiliate) pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) under circumstances in which all of the applicable conditions of Rule 144 (as then in effect) are met; (c) when such Registrable Security is held by the Company or one of its subsidiaries or ceases to be outstanding (whether as a result of repurchase or cancellation); or (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.09.

Section 1.03. Rules of Construction. Unless the context otherwise requires, as used in this Agreement:

(a) a defined term has the meaning assigned to it for all purposes of this Agreement, regardless of where it is defined herein;

(b) “or” is not exclusive but shall be used in the inclusive sense of “and/or”;

(c) defined terms and other words used in the singular shall be deemed to include the plural, and vice versa;

(d) The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision of this Agreement;

(e) when the words “include,” “includes” or “including” are used herein, they shall be deemed to be followed by the phrase “without limitation”;

(f) unless expressly qualified otherwise (e.g., by “Business” or “trading”), all references to “days” are deemed to be references to calendar days;

(g) all references to Sections or Articles refer to Sections or Articles of this Agreement unless otherwise indicated; and

(h) references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended, supplemented or modified from time to time (or to successor statutes and regulations).

ARTICLE II

REGISTRATION RIGHTS

Section 2.01. Shelf Registration.

(a) Resale Shelf Registration Statements. Within 15 days of each issuance of Registrable Securities pursuant to either of the Financing Agreements, the Company shall use its commercially reasonable efforts to prepare and file with the SEC a registration statement (including a prospectus supplement to an already effective registration statement) covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 or Rule 424(b)(7), as applicable, of the Securities Act, to permit the public resale of such Registrable Securities on the terms and conditions specified in this Section 2.01 (the “Resale Shelf Registration Statement”) or, if Registrable Securities are issued pursuant to either of the Agreements after the filing of the Resale Shelf Registration Statement, to use its commercially reasonable efforts to amend the Shelf Registration Statement, or file a new Shelf Registration Statement, within 10 days to include such additional Registrable Securities. If any additional Common Shares become Registrable Securities, the Company shall use its commercially reasonable efforts to amend the Shelf Registration Statement (including a prospectus supplement to an already effective registration statement), or file a new Shelf Registration Statement, within 10 days to include such additional Common Shares. Each Resale Shelf Registration Statement filed with the SEC pursuant to this Section 2.01 shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a prospectus in such form as to permit any Selling Holder covered by such Resale Shelf Registration Statement to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the Effective Date for such Resale Shelf Registration Statement and while such Resale Shelf Registration continues to be effective under the Securities Act. The Company shall use its commercially reasonable efforts to cause any Resale Shelf Registration Statement filed pursuant to this Section 2.01 to be declared effective as soon as practicable after the filing thereof (it being agreed that each Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company), but in any event by the Effectiveness Deadline.

(b) Subsequent Shelf Registration Statement. If a Shelf Registration Statement filed pursuant to this Agreement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts as promptly as is reasonably practicable to cause such Shelf Registration Statement to again become effective under the Securities Act, and shall use its commercially reasonable efforts as promptly as is reasonably practicable to amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order of the SEC suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing and not registered pursuant to another Shelf Registration Statement. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company) and (b) keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall contain a prospectus in such form as to permit any Selling Holder covered by such Resale Shelf Registration Statement to sell Registrable Securities held by it pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the Effective Date for such Subsequent Shelf Registration Statement.

(c) Effectiveness Period. A Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Selling Holders; provided that no Shelf Registration Statement shall provide for the distribution of Registrable Securities through underwritten offerings. During the Effectiveness Period, the Company shall, subject to the applicable provisions of the Securities Act, use its commercially reasonable efforts to cause a Shelf Registration Statement filed pursuant to this Section 2.01 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities until all Registrable Securities have ceased to be Registrable Securities. The Company shall prepare and file all necessary information with the NYSE (or such other national securities exchange on which the Registrable Securities are then listed and traded) to list the Registrable Securities (other than the Preferred Shares) covered by a Shelf Registration Statement and shall use its commercially reasonable efforts to have such Registrable Securities approved for listing on the NYSE (or such other national securities exchange on which the Registrable Securities are then listed and traded) by the date of any sale or distribution of such Registrable Securities, subject only to official notice of issuance. As soon as practicable following the Effective Date of a Shelf Registration Statement, but in any event within three Business Days of such date, the Company shall notify the Holders of the effectiveness of such Shelf Registration Statement.

Section 2.02. Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice (a “Delay Notice”) to (i) all Holders, delay the filing of a Shelf Registration Statement required under Section 2.01, or (ii) all Selling Holders whose Registrable Securities are included in a Shelf Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holders’ use of any prospectus that is a part of such Shelf Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to such Shelf Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if the Company (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition, financing, securities offering or other similar transaction and the Board determines in good faith that (A) the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Shelf Registration Statement or other registration statement (in each case, including any document incorporated by reference therein) or (B) such transaction or the pursuit thereof renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement on a post-effective basis, as applicable, (y) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board, would materially adversely affect the Company or (z) would, in the absence of such delay or suspension, either be required to prematurely disclose material information that the Company has a bona fide business purpose for preserving as confidential or would be rendered unable to comply with the requirements under the Securities Act or the Exchange Act; provided, however, in no event shall (A) such filing of such Shelf Registration Statement be delayed under this Section 2.02 for a period that exceeds 90 calendar days or (B) such Selling Holders be suspended under this Section 2.02 from selling Registrable Securities pursuant to such Shelf Registration Statement or other registration statement for a period that exceeds an aggregate of 90 calendar days in any 365 calendar-day period. The Holders agree to keep the existence and contents of any Delay Notice confidential and not to use such information for any other purpose. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice, but in any event within one Business Day of such disclosure or termination, to the Selling Holders whose Registrable Securities are included in such Shelf Registration Statement and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company may amend any Shelf Registration Statement as necessary (the “Financing Amendments”) to include Registrable Securities under this Agreement or any other Registration Rights Agreement with Lenders, and any lapse in effectiveness of such Financing Amendment shall be deemed not to constitute a suspension of Selling Shareholders’ use of a prospectus under Section 2.02(ii).

Section 2.03. [Reserved]

Section 2.04. Sale Procedures. In connection with its obligations under this Article II, the Company shall, as expeditiously as possible:

(a) prepare and promptly file with the SEC a Shelf Registration Statement with respect to any Registrable Securities and use commercially reasonable efforts to cause such Shelf Registration Statement to become and remain effective for the Effectiveness Period, in accordance with and subject to the applicable provisions of this Agreement and the Securities Act;

(b) furnish to the Holders’ legal counsel copies of each Shelf Registration Statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on any such Shelf Registration Statement;

(c) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Shelf Registration Statement and the prospectus used in connection herewith as may be necessary to keep any such Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by any such Shelf Registration Statement in accordance with the Selling Holders’ intended method of distribution set forth in such Shelf Registration Statement;

(d) to the extent not publicly available, furnish or otherwise make available to the Selling Holder’s legal counsel (i) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC other than annual or quarterly reports on Forms 10-K or 10-Q, respectively, current reports on Form 8-K or proxy statements), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Shelf Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of such Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(e) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company shall not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(f) upon request and subject to appropriate confidentiality obligations, furnish to the Selling Holder’s legal counsel copies of any and all transmittal letters or other material correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(g) promptly notify the Selling Holder’s legal counsel, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i); and (iii) any written request by the SEC for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto or for additional information;

(h) promptly notify the Selling Holder’s legal counsel, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statements are made); (ii) the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement, covering a period of 12 months beginning within three months after the Effective Date of such Shelf Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j) use its commercially reasonable efforts to cause all such Registrable Securities (other than Preferred Shares) registered pursuant to this Agreement to be listed on the primary securities exchange or nationally recognized quotation system on which such Registrable Securities are then listed or quoted with the same CUSIP;

(k) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; and

(l) provide the same transfer agent and registrar used in connection with similar securities issued by the Company for all Registrable Securities covered by such registration statement not later than the Effective Date of such registration statement.

The Company shall not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Shelf Registration Statement without such Holder’s consent.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.04(g)(iii) or Section 2.04(h) shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(g)(iii) or Section 2.04(h) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus (such period during which disposition is discontinued being an “Interruption Period”), and, if so directed by the Company, such Selling Holder shall deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. As soon as practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Selling Holders thereof. In the event the Company invokes an Interruption Period hereunder and, in the discretion of the Company, the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, as soon as reasonably practicable, provide written notice to the Selling Holders that such Interruption Period is no longer applicable.

Section 2.05. Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in a registration statement who (a) has not returned a fully completed Selling Stockholder Questionnaire in the form attached hereto as Exhibit A or (b) has failed to timely furnish after receipt of a written request from the Company such information that the Company determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the applicable provisions of the Securities Act.

Section 2.06. Expenses. The Company shall pay all reasonable Registration Expenses, as determined in good faith by the Board. Each Selling Holder shall pay its Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.07, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

Section 2.07. Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Selling Holder thereunder, and its directors, officers, managers, employees, agents and Affiliates and each Person, if any, who controls such Selling Holder or its Affiliates within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) any registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto or (b) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company shall reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Company shall not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in any such document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party under this Section 2.07 except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.07 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select one separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party (which shall not be unreasonably withheld, delayed or conditioned), unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party. In addition, no indemnifying party shall be liable for the settlement of any action effected without its prior written consent (which shall not be unreasonably withheld, delayed or conditioned).

(d) Contribution. If the indemnification provided for in this Section 2.07 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.07 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to applicable Law, contract or otherwise.

Section 2.08. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect), at all times from and after the date hereof;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available electronically at no additional charge via the SEC’s EDGAR system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

Section 2.09. Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchasers by the Company under this Article II may be transferred or assigned by the Purchasers to one or more transferees or assignees of Registrable Securities without the consent of the Company; provided, however, that, (a) the transfer or assignment relates to a transfer or assignment of Warrants made in accordance with the applicable provisions of the Warrant Agreement, (b) the transfer or assignment relates to a transfer or assignment of Preferred Shares made in accordance with the applicable provisions of the Certificate of Designation, (c) any such transfer or assignment is for a number of Registrable Securities representing an aggregate Registrable Securities Amount of at least $5 million or any such transfer or assignment is to a Permitted Transferee, (d) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each of the transferee or assignee, (e) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of the Purchasers under this Agreement and (f) the transferor or assignor is not relieved of any obligations or liabilities hereunder arising out of events occurring prior to such transfer.

Section 2.10. Liquidated Damages Payments Under Certain Circumstances.

(a) Payments (“Liquidated Damages Payments”) with respect to the Registrable Securities required to be covered by the Resale Shelf Registration Statement shall be assessed if (i) such Registrable Securities are not covered by an effective Resale Shelf Registration Statement by the Effectiveness Deadline or at any time during the Effectiveness Period or (ii) the Company has not filed a Resale Shelf Registration Statement by the deadline for filing set forth in Section 2.01(a), after giving effect to any Delay Notice(a “Registration Default”). Liquidated Damages Payments shall accrue on such Registrable Securities (based on the Common Share Price as of such Business Day) for each such day from and including the date on which any such Registration Default occurs to but excluding the date on which all such Registration Defaults have been cured, at a rate of 6% per annum. Liquidated Damages Payments shall be paid in accordance with Section 2.10(c) below. Other than the obligation of payment of any Liquidated Damages Payments in accordance with the terms hereof, the Company will have no other liabilities for monetary damages with respect to its registration obligations. With respect to each Holder, the Company’s obligations to pay Liquidated Damages Payments remain in effect only so long as the securities held by the Holder are Registrable Securities.

(b) In the event the Company provides a Delay Notice pursuant to Section 2.02, a Registration Default shall be deemed not to have occurred and be continuing, and no Liquidated Damages Payments shall accrue as a result thereof, in relation to the Resale Shelf Registration Statement or the related prospectus, until the end of the 90-day period described in Section 2.02.

(c) Any amounts of Liquidated Damages Payments due pursuant to this Section 2.10 will be payable in cash to the applicable Holders on every thirtieth day (pro rated for shorter periods) after the day of a Registration Default thereafter until the earlier of (x) the date on which such Registration Default is cured and (y) the date on which the Registrable Securities cease to be Registrable Securities under this Agreement; provided, however, to the extent the Company is unable to pay Liquidated Damages Payments in cash because such payment would result in a breach under a credit facility or other debt instrument, then the Company will pay such Liquidated Damages Payments using as much cash as the Company is permitted without causing a breach of or default under such credit facility or other debt instrument. The amount of Liquidated Damages Payments will be determined on the basis of a 360-day year comprised of twelve 30-day months and the actual number of days on which Liquidated Damages Payments accrued during such period.

ARTICLE III

MISCELLANEOUS

Section 3.01. Termination and Effect of Termination. This Agreement shall terminate with respect to each Holder on the date as of which such Holder no longer holds any Registrable Securities (including, for the avoidance of doubt, the Common Shares issuable upon exercise of Warrants which would be Registrable Securities) and will terminate in full on the date as of which no Holder holds any Registrable Securities, except for the provisions of Section 2.06, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for Registration Expenses or Selling Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification or contribution rights pursuant to Section 2.07 shall retain such rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 3.02. Notices and Communications. Any notice or communication by the Company, on the one hand, or any of the Holders, on the other hand, to the other shall be in writing and shall be deemed to have been duly given and received (i) when delivered in person, (ii) when actually received when mailed by first class mail, postage prepaid, (iii) when actually received by overnight delivery by a nationally recognized courier service, or (iv) upon receipt when sent via electronic mail (“email”). In each case the notice or communication shall be addressed as follows:

(a) if to a Purchaser, to its email address set forth on Exhibit B attached hereto or appearing on the signature page of the Joinder Agreement delivered by such Purchaser in accordance with Section 3.17 of this Agreement, with copies to such Purchaser’s representatives as set forth on Exhibit B or such Joinder Agreement, as applicable, or to such other physical or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email containing the time, date, recipient email address of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively, with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Nicholas A. Kronfeld

Email: nicholas.kronfeld@davispolk.com

(b) if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.09 above; and

(c) if to the Company:

McDermott International, Inc.

757 N. Eldridge Parkway

Houston, TX 77079

Attention: John Freeman

Email: jfreeman@mcdermott.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, TX 77002

Attention: Brooks W. Antweil

Email: brooks.antweil@kirkland.com

or to such other address as any such party may designate in writing by notice delivered to the other parties hereto in accordance with this Section 3.02.

Section 3.03. Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein, with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior written or oral agreements and understandings among the parties hereto with respect to such subject matter.

Section 3.04. Amendments and Waivers. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of greater than 50% of the Registrable Securities then outstanding that are Common Shares issued, Common Shares issuable upon the exercise of the Warrants and Preferred Shares; provided that any amendment of any of the provisions of this Agreement which disproportionately materially adversely affects any Holder shall not be effective without the written approval of such Holder. Any Holder may (with respect to itself), at any time: (i) extend the time for the performance of any of the obligations of the Company; or (ii) waive compliance by the Company with any of its agreements or covenants contained herein. The Company may, at any time: (i) extend the time for the performance of any of the obligations or other acts of any Holder; and (ii) waive compliance by any Holder with any of its agreements or covenants contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are to be offered or distributed pursuant to a Registration Statement, and that does not affect the rights of other Holders, may be given by Holders of greater than 50% of the Registrable Securities to be offered or distributed by such Holders pursuant to such Registration Statement.

Section 3.05. Binding Effect; Benefits of This Agreement. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns, including subsequent Holders of Registrable Securities (but only to the extent expressly permitted herein); and, except as expressly provided in Section 2.07, nothing in this Agreement, express or implied, is intended to confer upon any other Person any legal or equitable right, remedy or claim of any nature whatsoever under or by reason of this Agreement.

Section 3.06. Successor Entity. The Company shall not change its form of organization (i.e., to a partnership or other form of entity), or merge or consolidate into any other Person, unless such changed or successor entity agrees to be bound by this Agreement.

Section 3.07. Assignment of Holders’ Rights. All or any portion of the rights and obligations of the Purchasers under this Agreement may be transferred or assigned by each such Purchaser only in accordance with Section 2.09.

Section 3.08. Recapitalization, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for any combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.09. Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such party, in addition to and without limiting any other remedy or right it may have, shall have the right to seek an injunction or other equitable relief in a court of competent jurisdiction in accordance with Section 3.09, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto, to the extent permitted by applicable Law, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any such party from pursuing any other rights and remedies at law or in equity that such party may have.

Section 3.10. Governing Law; Jurisdiction and Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any principles of conflicts of laws thereof that would result in the application of the laws of any other jurisdiction, except to the extent that the New York conflicts of laws principles would apply applicable Laws of the Republic of Panama to internal matters relating to corporations organized thereunder). The Company and each Holder of a Registrable Security each hereby irrevocably and unconditionally:

(a) submits for itself in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America, in each case located within the Southern District of New York, and appellate courts thereof;

(b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth herein or in the applicable register for the Registrable Securities or at such other address of which the other party shall have been notified pursuant hereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by applicable Law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (a) are not available despite the intentions of the parties hereto;

(e) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by applicable Law;

(f) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by applicable Law; and

(g) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT.

Section 3.11. Severability. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or .pdf attachment to electronic mail shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 3.13. Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 3.14. No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another agreement of the Company, and no such agreement may be used to interpret this Agreement.

Section 3.15. No Presumption. If any claim is made by a party hereto relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.16. Obligations Limited to Parties to This Agreement. Each of the parties hereto covenants, agrees and acknowledges that, other than as set forth herein, no Person other than the Holders, their respective permitted assignees and the Company shall have any obligation hereunder and that, notwithstanding that one or more of such Persons may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of such Persons or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of such Persons or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of such Persons or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligation or its creation, except, in each case, for any assignee of any Holder hereunder.

Section 3.17. Joinder. Any Person party to the Financing Agreements may, in connection with their receipt of Common Shares, Preferred Shares or Warrants pursuant to the Credit Agreement or the Consent Agreements after the date of this Agreement, execute a joinder agreement, in substantially the form attached hereto as Exhibit C (each, a “Joinder Agreement”), to be entered into between the Company and such Person at the time of receipt of the applicable Common Shares, Preferred Shares or Warrants pursuant to the Credit Agreement or the Consent Agreements. Such Person executing a Joinder Agreement shall be deemed to be a party to this Agreement, and unless otherwise noted in the applicable Joinder Agreement, each such Person shall be deemed to be and have all the rights and obligations of a Purchaser and a Holder under this Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

MCDERMOTT INTERNATIONAL, INC.

By:
Name:
Title:

PURCHASERS:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A

SELLING STOCKHOLDER QUESTIONNAIRE

McDermott International, Inc. (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (the “Prospectus Supplement”) to the registration statement on Form S-3 filed with the Commission on September 28, 2018 (File No. 333-227609) (as supplemented by the Prospectus Supplement, the “Registration Statement”) for the registration and resale pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”) of (i) the Company’s common stock, par value $1.00 per share (the “Common Stock”), (ii) the Common Stock which are issuable upon exercise of warrants issued pursuant to that certain Warrant Agreement, dated as of [•], 2019 with Computershare Inc. and Computershare Trust Company, N.A. (the “Warrant Agreement”) and (iii) the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”) issued pursuant to that certain Certificate of Designation, dated as of [•], 2019. (Such shares of Common Stock, the Common Stock issued pursuant to the Warrant Agreement and the Preferred Stock, the “Registrable Securities”).

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities will be required to be named as a selling stockholder in the related prospectus (the “Prospectus”), deliver the Prospectus to purchasers of the Registrable Securities, be subject to certain civil liability provisions of the Securities Act and be bound by the provisions of the Registration Rights Agreement, dated as of [•], 2019, by and between the Company and the parties named therein (the “Registration Rights Agreement”).

We request that you please complete this Selling Stockholder Questionnaire and execute and deliver it to Kirkland & Ellis at Sprint_Equity@kirkland.com no later than November 29, 2019.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by such Selling Stockholder pursuant to the Registration Statement or Prospectus.

Pursuant to the Registration Rights Agreement, the Selling Stockholder has agreed to indemnify and hold harmless the Company, its directors and officers, agents, employees and each person, if any, who controls the Company (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and the directors, officers, agents or employees of such controlling persons against certain losses arising in connection with statements concerning the Selling Stockholder made in the Registration Statement or the Prospectus in reliance upon the information furnished in writing to the Company for use therein, including the information provided in this Selling Stockholder Questionnaire.

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number, if any, of contact person:

E-mail address of contact person:

Beneficial Ownership of Registrable Securities and Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (2), the undersigned is not the beneficial or registered owner of any securities of the Company and does not anticipate acquiring any securities of the Company other than the Registrable Securities.

Number of shares of Registrable Securities to be registered pursuant to this Selling Stockholder Questionnaire:

Type and amount of other securities of the Company beneficially owned by the Selling Stockholder:

Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

A “beneficial owner” of a security includes:

1.	Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

1.	voting power which includes the power to vote, or to direct the voting of, such security; and/or,

2.	investment power which includes the power to dispose, or to direct the disposition of, such security;

2.

Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of section 13(d) or (g) of the Exchange Act; and

3.

Any person who has the right to acquire “beneficial ownership” (defined by reference to paragraph (1) above) of such security after the passage of time, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in clauses (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Plan of Distribution:

Except as set forth below, the undersigned intends to distribute the Registrable Securities pursuant to the Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through broker dealers or agents. If the Registrable Securities are sold through broker dealers, the Selling Stockholders will be responsible for discounts or commissions or agent’s commissions. The Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices determined at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions):

on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

in the over the counter market; or

in privately negotiated transactions.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities, other than any underwritten offering effected in accordance with the terms of the Registration Rights Agreement.

Selling Stockholder Affiliations:

1)	Is the Selling Stockholder a registered broker-dealer?

2)	If yes to Item 5(a), did the Selling Stockholder receive the Registrable Securities as compensation for investment banking services to the Company?

3)

Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

4)

If yes to Item 5(c), does the Selling Stockholder certify that the Registrable Securities were purchased in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note: If no to Item 5(b) or 5(d), the Commission’s staff has indicated that the Selling Stockholder may be required to be identified as an underwriter in the Registration Statement.

Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person or is a natural person who has delegated voting or dispositive powers by contract or otherwise in respect of Registrable Securities, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above and describe the relationship by which they exercise such powers. If voting and dispositive powers are divided among such listed persons, please so indicate.

Beneficial Ownership Footnote:

Has the Selling Stockholder proposed a footnote for inclusion in the Registration Statement regarding beneficial ownership? If so, please provide below:

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules and regulations promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In accordance with the undersigned’s obligation to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder shall be made in writing at the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation and filing of the Registration Statement and the Prospectus and any amendments or supplements thereto.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________, 2019	Signature of Beneficial Owner:

By:
Name:
Title:

Exhibit B

SCHEDULE OF PURCHASERS

Name of Investor	Physical and Email Address of Investor	Investor’s Representatives	Physical and Email Address of Investor’s Representatives

Exhibit C

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Registration Rights Agreement dated as of [•], 2019 (as amended, modified and waived from time to time, the “Registration Rights Agreement”), among McDermott International, Inc., a company organized under the laws of the Republic of Panama (the “Company”), and the other parties thereto (including pursuant to other Joinder Agreements). Capitalized terms used herein have the meaning set forth in the Registration Rights Agreement.

By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Rights Agreement as a Purchaser and a Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned will be deemed for all purposes to be a Purchaser and a Holder thereunder and the undersigned’s ______ [Common Shares]/[Preferred Shares]/[Common Shares underlying the Warrants] will be deemed for all purposes to be Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

By:
Name:
Title:
Physical and Email Address:

Investor’s Representative:

Physical and Email Address of Investor’s Representative:

Agreed and Accepted as of :

____________, 20___.

MCDERMOTT INTERNATIONAL, INC.

By:
Name:
Title: